SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2009

Source Gold Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-153881	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100-11245 Valley Ridge Dr. N.W. , Calgary, Alberta Canada	T3B 5V4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  403-922-8562

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 26, 2009, we entered into an agreement (the “Agreement”) with Thunder Bay Minerals, Inc. (“Thunder Bay”) under which were granted an option to acquire an undivided 50% interest in 19 mineral claims located north of Thunder Bay, Ontario, Canada (the “Claims”).  In consideration of the 50% interest in the Claims, we agreed as follows:

▪
to pay $110,000 (CDN) to Thunder Bay with $50,000 (CDN) of that amount due upon execution of the Agreement before commencing due diligence of the Claims and the balance of $60,000 (CDN) on or before December 1, 2009;

▪	to incur $500,000 (CDN) in Expenditures on the Claims before December 31, 2010 and $500,000 in Expenditures on the Claims before December 31, 2011; and
▪	to issue 2,000,000 shares of our common stock to the shareholders of Thunder Bay within 30 days of Closing the transaction.

Under the Agreement, Thunder Bay will act as operator and define the nature of and execute all exploration programs and subsequent phases of development on the Claims.

If we are able to pay the consideration for the Claims (as set forth above), we will be entitled to a 50% interest in the Claims, which are currently subject to a 3% Net Smelter Royalty in favor of James Wheeler, President of Thunder Bay. In the event we acquire an interest in the Claims, we and Thunder Bay have further agreed to enter into a joint venture agreement for further exploration and development of the Claims.  The joint venture agreement shall be substantially the form attached hereto as Exhibit 99.1.

The foregoing is not a complete summary of the terms of the Agreement in this Item 1.01, and reference is made to the complete text of Agreement attached hereto as Exhibit 10.1.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

The common stock to be issued under the Agreement was offered in reliance on the exemption from registration afforded by Regulation S promulgated under the Securities Act of 1933, as amended.

2

Item 9.01                      Financial Statements and Exhibits

Exhibit                      Description.
Number

10.1                      Mineral Property Option Agreement, dated October 26, 2009
99.1                      Joint Venture Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Gold Corp.

/s/Harry Bygdnes
Harry Bygdnes
President, Director

Date: October 27, 2009